UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 12, 2009

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K updates the Annual Report on Form 10-K for the year ended December 31, 2008, which was filed on March 6, 2009 (the “2008 10-K”), of Hersha Hospitality Trust (the “Company”).

Disposition of Hotel Properties

In July 2009, the Company sold the Mainstay Suites and Comfort Inn, located in Frederick, Maryland (“Mainstay Suites and Comfort Inn, Frederick”) and the Hilton Garden Inn, located in Gettysburg, Pennsylvania (“Hilton Garden Inn”).   Also in July 2009, the Company sold its 55% interest in its consolidated joint venture that owns the Sheraton Four Points, located in Revere, Massachusetts (“Sheraton Four Points”).  Prior to the sale of these properties and consolidated joint venture interest, the Company reported the operating revenues and expenses of these hotels in hotel operating revenues and hotel operating expenses.    Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, the Company classified the Mainstay Suites and Comfort Inn, Hilton Garden Inn, and Sheraton Four Points as “Assets Held for Sale” and reported revenues, expenses, and gains on the disposition of the Mainstay Suites and Comfort Inn, Hilton Garden Inn, and Sheraton Four Points as income (loss) from discontinued operations.

Transfer of Investment in Land Parcel

In September 2009, we transferred our investment in the land parcel located at 440 West 41st Street, located in New York, New York (“41st Street”) to Metro Forty First Street, LLC, an entity controlled by a non-affiliated third party.  This land parcel was part of the consideration given to acquire our 100% interest in York Street, LLC.  Prior to the transfer of 41st Street, the Company reported the operating revenues and expenses of this land parcel in revenues and operating expenses.  Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, the Company reported revenues and expenses of 41st Street as income (loss) from discontinued operations.

Assets Held for Sale

During the third quarter of 2009, the Board of Trustees authorized management of the Company to sell the Comfort Inn, located in North Dartmouth, MA (the “Comfort Inn, North Dartmouth”).  Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, the Company classified the Comfort Inn, North Dartmouth as “Assets Held for Sale” and reported revenues and expenses on the Comfort Inn, North Dartmouth as income (loss) from discontinued operations.  Prior to this reclassification, the Company reported the operating revenues and expenses of this hotel in hotel operating revenues and hotel operating expenses.

Also during the third quarter of 2009, the Board of Trustees authorized management of the Company to sell the Company’s two land parcels located at 39th Street and 8th Avenue, New York, New York (“8th Avenue”) and Nevins Street, Brooklyn, New York (“Nevins Street”).  Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, the Company classified 8th Avenue and Nevins Street as “Assets Held for Sale” and reported revenues and expenses of 8th Avenue and Nevins Street as income (loss) from discontinued operations.  Prior to this reclassification, the Company reported the revenues and expenses of 8th Avenue and 41st Street in revenues and operating expenses.

U.S. generally accepted accounting principles (“US GAAP”) requires the Company to retroactively adjust previously issued annual financial statements to reflect the reclassification of the financial results of the Mainstay Suites and Comfort Inn, Frederick, Hilton Garden Inn, Sheraton Four Points, 41st Street, Comfort Inn, North Dartmouth, 8th Avenue and Nevins Street as income (loss) from discontinued operations, if those financial statements are incorporated by reference in a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 even though those financial statements relate to periods prior to the dates of the sales.

Accordingly, this Form 8-K updates certain information in Items 6, 7, and 8 of the 2008 10-K to reflect the impact of the reclassification of the financial results of the Mainstay Suites and Comfort Inn, Frederick, Hilton Garden Inn, Sheraton Four Points, 41st Street, Comfort Inn, North Dartmouth, 8th Avenue and Nevins Street as income (loss) from discontinued operations for the three years ended December 31, 2008, 2007 and 2006.  These have no impact on the Company’s previously reported net income, net income applicable  to common shareholders, funds from operations ("FFO") or FFO applicable to common shares and partnership units.

Recent Accounting Pronouncements

Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement that established the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with US GAAP.    This standard is effective for interim and annual periods ending after September 15, 2009.    The Company has adopted this standard in accordance with US GAAP.  Accordingly, this Form 8-K updates certain information in Items 7 and 8 of the 2008 10-K to reflect this pronouncement.

Noncontrolling Interest

Effective January 1, 2009, we adopted a new accounting standard which defines a noncontrolling interest as the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent.    Under this standard, such noncontrolling interests are reported on the consolidated balance sheets within equity, but separately from the shareholders' equity.    Revenues, expenses and net income or loss attributable to both the Company and noncontrolling interests are reported on the consolidated statements of operations.  Accordingly, this Form 8-K updates certain information in Items 6, 7, and 8 of the 2008 10-K to reflect the presentation of noncontrolling interest.

All other items of the 2008 10-K remain unchanged, and no attempt has been made to update matters in the 2008 10-K, except to the extent expressly provided herein.    Refer to the Company’s quarterly reports on Form 10-Q for periods subsequent to December 31, 2008.

The following items (which are attached as exhibits hereto and were presented in the 2008 10-K) have been revised to reflect the above transaction, as appropriate:

·	Form 10-K, Item 6. Selected Financial Data;
·	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);
·	Form 10-K, Item 8. Financial Statements and Supplementary Data

Investors are cautioned that the MD&A presented herein has been revised to reflect only the transactions noted above.    The MD&A presented herein has no other changes to the MD&A previously presented in the 2008 10-K. Therefore, it does not purport to update the MD&A included in the 2008 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than information pertaining directly to the transaction discussed above.    Investors should read the information contained in this Current Report on Form 8-K together with the other information contained in the 2008 10-K, the Company’s Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, filed with the SEC on May 8, 2009, August 7, 2009, and November 5, 2009, respectively, and other information filed with, or furnished to, the SEC after March 6, 2009.

Item 9.01. Financial Statements and Exhibits

d. Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of KPMG LLP
99.1	Form 10-K, Item 6. Selected Financial Data
99.2	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: November 12, 2009	By:	/s/Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer